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                                                     Exhibit Number (10)(iii)(7)
                                                     To 1998 Form 10-K


                            AMENDMENT NUMBER SEVEN
                                      TO
                                NORTHERN TRUST
                         EMPLOYEE STOCK OWNERSHIP PLAN

     WHEREAS, The Northern Trust Company (the "Company") maintains the Northern Trust Employee Stock Ownership Plan, as amended and restated effective January 1, 1989 (the "Plan");

     WHEREAS, by virtue and in exercise of the amending power reserved to the Company under Section 13.1 of the Plan, the Board of Directors authorized amendments to the Plan by resolutions dated dated February 18, 1997 and November 18, 1998;

     NOW THEREFORE, pursuant to the authority delegated by the Board of Directors to the undersigned officer by such resolutions, the Plan is hereby amended in the following particulars, effective December 31, 1998:

1. Section 2.1(vv) is modified by amended by adding the following sentence after the vesting schedule that appears therein:

     "Notwithstanding the foregoing, any Member identified in Exhibits 16.1 and
     16.2 of the Payment System Services Agreement dated October 20, 1998, between The Company and Fiserv Solutions, Inc. who is employed by the Company on December 31, 1998, shall become fully vested in his or her Account as of such date."

2. Section 9.7(d)(3) of the Plan is amended in its entirety to read as follows:

     "(3) For purposes of subsection (d)(1), the Required Distribution Date means April 1 of the calendar year in which occurs the later of (A) the Member's attainment of age seventy and one-half (70-1/2), or (B) the Member's retirement (within the meaning of Code section 401(a)(9)), unless the Member is a Five Percent Owner (as defined in Section 416(i) of the Code) with respect to the Plan Year during which the Member attains age 70-1/2, in which case clause (B) shall not apply. Any Participant who attained age 70-1/2 on or before December 31, 1998 shall continue to receive distributions under the terms of the Plan as in effect on December 30, 1998."


IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this 30th day of December, 1998.


/s/  Martin J. Joyce, Jr.
------------------------------
Martin J. Joyce, Jr.
Senior Vice President